Exhibit 10.8(c)
                                                                 --------------


                                AMENDMENT NO. 2

                                     TO THE

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                   ZOND WIND SYSTEM PARTNERS, LTD. SERIES 85-A

                                   MONOLITH I

                                  QFID NO. 6043

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                             AMENDMENT NO. 2 TO THE

                         POWER PURCHASE CONTRACT BETWEEN

                     SOUTHERN CALIFORNIA EDISON COMPANY AND

                   ZOND WIND SYSTEM PARTNERS, LTD. SERIES 85-A

1. PARTIES: This Amendment No. 2 to the Power Purchase Contract between Zond Wind System Partners, Ltd. Series 85-A and Southern California Edison Company ("Contract") is entered into by Zond Wind System Partners, Ltd. Series 85-A ("Seller"), a California limited partnership, and Southern California Edison Company ("Edison"), a California corporation, individually "Party," collectively "Parties."

2. RECITALS: This Amendment No. 2 to the Contract is made with reference to the following facts, among other:

        2.1 The Contract was executed between Zond Systems, Inc. and Edison as of the 22nd day of June, 1984.

        2.2 The Contract was assigned to Seller as of the 9th day of September, 1985.

        2.3 Seller wishes to correct the location of the Generating Facility as shown in the Contract. The Project, which started Firm Operation in December 1985, has always been located at the corrected location. Documentation received as early as July 12, 1985, refers to the Project being located as corrected. It appears a typographical error has resulted in the location of the Project being misstated.

        2.4 The Parties wish to define Nameplate Rating within the body of the Contract.

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        2.5     Edison wishes to limit the size of Seller's Generating Facility on a Nameplate Rating basis and provide that Edison will not pay for Energy and capacity which is produced by any portion of the Generating Facility which is in excess of the Nameplate Rating.

        2.6 The Parties wish to amend the Contract to reflect intentions referenced in this Section 2. The changes agreed to by amendment are set forth herein.

3.      AGREEMENT: The Parties agree to amend the Contract as follows:

        3.1 Section 1.1 is amended to change the address to which all notices should be mailed and shall now read as follows:

                "1.1 All notices shall be sent to Seller at the following address:

                                Zond Wind System Partners, Ltd.
                                Series 85-A
                                P.O. Box 1910
                                Tehachapi, CA 93561"

        3.2 Section 1.2.b is amended to correct the location as shown and shall now read as follows:

                "1.2.b  LOCATION: Sections 33 and 34, T32S, R34E, MDBM."

        3.3 Section 2 is amended to add new Section 2.21.1 which shall read as follows:

                "2.21.1 Nameplate Rating: The manufacturer's nameplate rating of a wind turbine generator, under specified conditions as designated by the manufacturer. It is usually indicated on a nameplate attached mechanically to the individual wind turbine

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                        generator or can be verified by published documents
                        issued by the manufacturer."

        3.4 Section 4 is amended to add a new Section 4.2.5 which shall read as follows:

                "4.2.5 Seller shall not install Generating Facilities with Nameplate Ratings, which in the aggregate, exceed the Nameplate Rating as listed in Section 1.2a."

        3.5 Section 9 is amended to add a new Section 9.6 which shall read as follows:

                "9.6 If the installed Nameplate Rating of the Generating Facility is greater than the Nameplate Rating identified in Section 1.2.a, Edison shall calculate the kWh's for which it will pay Seller for Energy and capacity by time of use periods as follows:

          Nameplate Rating as listed in Section 1.2.a      kWh's by time of use
          -------------------------------------------  x   period"
                  Installed Nameplate Rating

4. OTHER CONTRACT TERMS AND CONDITIONS: Except as expressly amended by this Amendment No. 2, the terms and conditions of the Contract shall remain in full force and effect.

5. EFFECTIVE DATE: This Amendment No. 2 shall become effective when it has been duly executed by the Parties.

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6.      SIGNATURE CLAUSE: The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 2 to the Contract on behalf of the Party for whom they sign. This Amendment No. 2 to the Contract is hereby executed as of this 25th day of August, 1989.
                                        SOUTHERN CALIFORNIA EDISON COMPANY


                                        By:    /s/ Robert Dietch
                                               ---------------------------------
                                        Name:  ROBERT DIETCH
                                        Title: Vice President


                                        ZOND WIND SYSTEM PARTNERS, LTD.
                                         SERIES 85-A
                                        By its authorized General Partner:
                                        ZOND WIND SYSTEMS MANAGEMENT
                                        CORPORATION III,
                                        a California Corporation


                                        By:    /s/ Kenneth C. Karas
                                               ---------------------------------
                                        Name:  KENNETH C. KARAS
                                        Title: President